INTERIM FINANCING AND SECURITY AGREEMENT

         THIS INTERIM FINANCING AND SECURITY AGREEMENT ("Security Agreement") is dated as of September 13, 1996 and is entered into by and among TRADEWINDS
TELEVISION, LLC, a California limited liability company ("Debtor"), RICK PACK, an individual, who is the sole shareholder of Debtor, and AFFINITY ENTERTAINMENT, INC., a Delaware corporation ("Lender").

         WHEREAS, Debtor and Lender have been engaged in negotiations for a possible acquisition or other business combination as contemplated by that certain letter agreement dated September 13, 1996; and

         WHEREAS, Debtor requires supplemental funding, and Debtor desires that Lender continue with its due diligence and related efforts toward an acquisition or business combination; and

         WHEREAS, Lender is unwilling to provide funding and to continue with its due diligence and related efforts toward an acquisition or business combination unless Lender can obtain reasonable assurances that its funding will be repaid.

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, Debtor and Lender agree as follows:

         1.       Interim Funding.
                  ---------------

                  Lender may, in its sole discretion, upon Debtor's request, loan funds from time to time to Debtor. In no event shall the outstanding principal balance of the loans at any time exceed Four Hundred Thousand Dollars ($400,000). Such loans shall be evidenced by a Secured Promissory Note (the "Note") in the form attached hereto as Exhibit "A," and payment of principal and interest shall be governed by the terms of the Note.

         2.       Grant of Security.
                  -----------------

                  Debtor hereby assigns and pledges to Lender and hereby irrevocably grants to Lender (a) a continuing first priority security interest in and mortgage of copyright on the collateral described as "Episodes" set forth in Exhibit "B" attached hereto and (b) a security interest in all presently owned and after acquired assets, including, without limitation, cash, bank accounts, accounts receivable, fixtures and equipment (the "General Assets") set forth in Exhibit "B." (The Episodes and the General Assets shall hereinafter be collectively referred to as the "Collateral".) The Collateral shall secure all of Debtor's "Obligations" to Lender.

         3.       Obligations.
                  -----------

                  For purposes of this Security Agreement, the term "Obligations" means and includes the Note, related transaction costs (including reasonable attorneys fees of Lender), and all other liabilities of Debtor to Lender, whether absolute or contingent, due or to become due, now existing or hereafter arising at any time.

         4.       Representations and Warranties. Debtor represents and warrants
                  ------------------------------
                  as follows:

(a) The principal place of business and principal executive office of Debtor and the office where Debtor keeps its records concerning the Collateral are located at 5855 Topanga Canyon Boulevard, Woodland Hills, California 91367.

(b) Debtor owns the Collateral free and clear of any lien, security interest, charge or encumbrance. No effective financing statement or mortgage of copyright or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender relating to this Security Agreement.

(c) This Security Agreement creates and grants to Lender (upon filing of requisite financing statements and mortgage of copyright filings) a valid and perfected first priority security interest in and mortgage of copyright on the Episodes and a valid and perfected first priority security interest in the General Assets.

(d) Debtor does not do business under any fictitious business names or trade names and has not changed its name in the past five years.

(e) Except for the filing or recording of any financing statements or mortgage of copyrights necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder.

         5.       Further Assurances.
                  ------------------

(a) Debtor agrees to execute concurrently herewith that certain UCC-1 Financing Statement for the State of California and Copyright Mortgage and Assignment attached hereto as Exhibits "C" and "D," respectively.

(b) Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

(c) Debtor will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail and Debtor hereby agrees that Lender or Lender's agents may enter upon Debtor's premises at any reasonable time and from time to time for the purpose of inspecting the Collateral and records pertaining thereto.

(d) Debtor will not make any change in its corporate name or conduct its business operations under any fictitious business name or trade name without giving to Lender at least 30 days' prior written notice.

         6.       Maintenance of Collateral and Related Matters.
                  ---------------------------------------------
         Debtor shall:

(a) keep the Collateral at the place therefor specified in Section 4(a) or, upon 30 days' prior written notice to Lender, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Collateral.

(b) cause the Collateral to be maintained and preserved in the same condition, repair and working order as when acquired (other than repairs or refurbishings by Debtor), ordinary wear and tear expected, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Debtor shall promptly furnish to Lender a statement respecting any loss or damage to any of the Collateral.

(c) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Collateral, except to the extent the validity thereof is being contested in good faith.

(d)      maintain adequate insurance on the Collateral.

         7.       Events of Default.
                  -----------------

Any one or more of the following shall be an Event of Default hereunder:

(a) Debtor shall fail to pay any indebtedness, transaction costs or other monetary obligations to Lender when due, whether pursuant to the Note, or otherwise;

(b) Debtor shall breach any nonpayment term, provision, warranty or representation under this Security Agreement or the Note, not cured within fifteen (15) days after written notice thereof;

(c) The appointment of any receiver or trustee of all or a substantial portion of the assets of Debtor.

(d) Debtor shall make a general assignment for the benefit of creditors or shall voluntarily file under any bankruptcy or similar law.

(e) Any involuntary petition in bankruptcy shall be filed against Debtor and not be dismissed within 60 days.

(f) Should Debtor or any other party seek to place a lien, security interest or other interest ahead of or equal to the security interest of Lender in any of the Collateral;

(g) Should Debtor default with respect to its obligations to any other party holding a lien, security interest or other interest in the Collateral where such default, in Lender's opinion, jeopardizes or may jeopardize its security interest in the Collateral;

(h) Should any levies of attachment, executions, tax assessments or similar processes be issued against the Collateral which are not released within ten (10) days after notice from the entity imposing such charge against the Collateral or, if within said ten (10) day period, proceedings are not commenced to contest such charge, and which proceedings are not concluded within sixty (60) days;

(i) Should any statements, schedules or other documents (herein "statements") furnished by Debtor to Lender prove false or incorrect in any material respect and should such statements, as furnished, not be rendered correct in all material respects within thirty (30) days after written notice from Lender; or

(j) Should Debtor voluntarily or involuntarily discontinue business or transfer substantially all of its assets, other than to an entity controlled by Debtor.

         8.       Transfer and Other Liens.
                  ------------------------
Debtor shall not:

(a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

(b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure debt of any person or entity, except for the security interest created by this Security Agreement and except for liens, security interests or encumbrances subordinate thereto.

         9.       Lender Appointed Attorney-in Fact.
                  ---------------------------------

                  Debtor hereby irrevocably appoints Lender as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Lender or otherwise, from time to time in Lender's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purpose of this Security Agreement including, without limitation:

(a) to ask, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse, and collect any drafts, documents or other instruments in connection with clause (a) above; and

(c) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral.

         10.      Lender May Perform.
                  ------------------

                  If Debtor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses so incurred in connection therewith shall be payable by the Debtor under Section 13(b).

         11.      Lender's Duties.
                  ---------------

                  The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         12.      Remedies.
                  --------

                  If any Event of Default shall have occurred and be continuing:

(a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties, (ii) without notice or demand or legal process, enter upon any premises of Debtor and take possession of the Collateral, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may only be held by Lender as collateral for, and/or then or at any time thereafter applied (after payment in any amounts payable to Lender pursuant to Section 13) in whole or in part by Lender against all or any part of the obligations in the Note and/or this Agreement. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all of the obligations under the Note and/or this Agreement shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.

         13.      Indemnity and Expenses.
                  ----------------------

(a) Debtor agrees to indemnify Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security
         Agreement),   except  claims,
         losses or liabilities resulting from Lender's gross negligence or willful misconduct or breach of this Security Agreement.

(b) Debtor will upon demand pay to Lender the amount of any and all expenses, including the reasonable fees and disbursements of counsel and of any experts and agents, which Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
         (ii) the exercise or enforcement of any of the rights of Lender hereunder or (iii) the failure by the Debtor to perform or observe any of the provisions hereof.

         14.      Amendments, Etc.
                  ----------------

                  No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         15.      Notices.
                  -------

                  Notices given under this Security Agreement shall be in writing and shall be served personally, by telecopy or mailed by first class registered mail, return receipt requested and postage prepaid. Notices shall be deemed received at the earlier of actual receipt or date of telecopy or three
(3) days following deposit in U.S. mail. Notices shall be directed to the addresses as follows:

If to Debtor:

Tradewinds Television, LLC
5855 Topanga Canyon Boulevard
Woodland Hills, California 91367
Attention:  Rick Pack
Telecopier:  818/592-7626

         with a copy to:

Gary W. Marsh, Esq.
Long, Aldridge & Norman
One Peachtree Center, Suite 5300
303 Peachtree Street
Atlanta, Georgia 30308
Telecopier:  404/527-4198

If to Lender:

Affinity Entertainment, Inc.
15436 North Florida Avenue, Suite 103
Tampa, Florida 33613
Attention:  _______________
Telecopier:  ______________

with a copy to

Rosenfeld, Meyer & Susman, LLP
9601 Wilshire Boulevard
Beverly Hills, California 90210
Attention: Mel Ziontz, Esq.
Telecopier:  310/271-6430


                  The parties to this Security Agreement may change their addresses for notice by giving written notice to the other party in accordance with this section.

         16.      Continuing Security Interest; Transfer of Note.
                  ----------------------------------------------

                  This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Note and all other Obligations of Debtor to Lender have been satisfied, (ii) be binding upon Debtor, its successors and assigns and
(iii) inure to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Note held by it to any other person or entity, and such other benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of the Note and full satisfaction of all other Obligations of Debtor to Lender, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination, Lender will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

         17.      Severability.
                  ------------

                  In the event that any one or more of the provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Security Agreement.

         18.      Governing Law; Terms.
                  --------------------

                  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code in the State of California are used herein as therein defined.

                  IN WITNESS WHEREOF, each party hereto has caused this Security Agreement to be duly executed and delivered by its officers hereunto duly authorized as of the date first above written.

                                                    TRADEWINDS TELEVISION, LLC


                                                    By:
                                                        ------------------------

                                                    Title:
                                                           ---------------------


                                                    AFFINITY ENTERTAINMENT, INC.


                                                    By:
                                                       -------------------------

                                                    Title:
                                                           ---------------------

                                   Exhibit "A"

                             SECURED PROMISSORY NOTE

$400,000                                                 Los Angeles, California
                                                              September 13, 1996


         FOR VALUE RECEIVED, the undersigned, TRADEWINDS TELEVISION, LLC, a California limited liability company (the "Borrower") hereby promises to pay to AFFINITY ENTERTAINMENT, INC., a Delaware corporation (the "Lender"), or order, on the Maturity Date (as such term is defined herein) the principal sum of Four Hundred Thousand Dollars ($400,000) or so much thereof as may be borrowed hereunder, with interest thereon in accordance with the terms set forth herein.

         The Maturity Date shall be the date upon which Lender makes written demand for payment to Borrower which may be made after the earlier of (i) the date which is 90 days following receipt of written notice ("Demand Notice") by Borrower from Lender that Lender has determined that the conditions to the Transaction contemplated by that certain letter agreement dated September 13, 1996 among Borrower, Lender and Rick Pack could not be satisfied, and the Transaction will not be consummated; or (ii) January 31, 1997 ("Outside Date"). Advances may be made under this Note prior to the Maturity Date on the condition that at the time of any such borrowing, such borrowing has been approved by Lender in its sole discretion regarding the use of such advances, and no Event of Default exists under the Security Agreement referred to herein, and provided further that the aggregate principal amount of all sums borrowed hereunder shall not exceed the sum of Four Hundred Thousand Dollars ($400,000). Each borrowing hereunder shall be recorded by the Lender and, prior to any transfer of this Note, shall be endorsed on the schedule annexed to this Note. The aggregate unpaid amount of principal set forth on the schedule annexed to this Note shall be presumptive evidence of the principal amount owing and unpaid on this Note. However, the failure to record any such amount on such schedule shall not limit or otherwise affect the obligations of Borrower hereunder to repay the principal amount of all advances hereunder together with interest accruing thereon. Amounts repaid hereunder may not be reborrowed.

         The undersigned promises to pay, on the Maturity Date, interest on the unpaid principal balance hereof from time to time outstanding from the date of the first disbursement hereunder until paid, at a rate per annum of eight percent (8%).

         This Note is entitled to the benefits and subject to all of the terms and conditions of the Interim Financing and Security Agreement dated September 13, 1996 among Lender, Borrower and Rick Pack ("Security Agreement").

         The undersigned agrees to pay all expenses of Lender incurred in collection of this Note, including reasonable attorneys' fees in connection therewith, irrespective of whether suit is brought hereon.

         All principal and interest hereunder shall be payable in lawful money of the United States of America and shall be paid at such place as the holder hereof may from time to time designate.

         Upon the occurrence of any default in the payment of principal or interest hereunder or upon any Event of Default under the Security Agreement or any material breach of any other term or condition set forth in the Security Agreement, the principal hereof with interest accrued thereon shall become, or may be declared to be, at the option of the Lender, forthwith due and payable.

         Borrower hereby waives diligence, presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assents to extensions of time of payment, or forbearance or other indulgence without notice. The right to plead any and all statutes of limitation as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

         Borrower shall have no right to prepay all or any portion of this Note until the first to occur of (i) receipt by Borrower of the Demand Notice or (ii) the Outside Date.

         This Note shall be governed by and be construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, this Note has been executed and delivered at Los Angeles, California, on the date set forth above.


                                                   TRADEWINDS TELEVISION, LLC


                                                   By:
                                                       -------------------------

                                                   Its:
                                                       -------------------------

                        SCHEDULE OF ADVANCES OF PRINCIPAL


================================================================================
                                                       Unpaid
                   Amount of      Interest Rate       Principal        Notation
         Date       Advance           (8%)             Balance          Made by
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT "B"

                            DESCRIPTION OF COLLATERAL



As security for the due and punctual payment and performance of the Debtor's obligations under that certain Promissory Note dated September 13, 1996 and the Security Agreement, Debtor has pledged, hypothecated, assigned, transferred, conveyed, delivered and set over unto Lender as security, and has granted to Lender, a continuing first priority security interest in and mortgage of copyright on, all of the Debtor's right, title and interest of every kind and nature, if any, in and to the following, including all products and proceeds thereof, including insurance proceeds (collectively, the "Collateral"):

(i) all episodes currently or hereafter in existence of the following television series: "Bounty Hunter," "Ghost Writer," "Madison's Adventures, Growing Up Wild," "Premiere One," and the motion picture entitled "The Night They Saved Christmas," and all collateral, allied, ancillary, subsidiary and merchandising rights therein, and all properties and things of value pertaining thereto and all products and proceeds thereof whether now in existence or hereafter made, acquired or produced (as used herein, the term "Episodes" shall mean and include the foregoing episodes and motion picture, all of the aforesaid rights and the rights and property set forth in a subparagraphs (ii) through (xviii) below), which includes, without limitation:

(ii) All rights of every kind and nature including, without limitation, copyrights) in and to any literary, musical, dramatic or other material of any kind or nature upon which, in whole or in part, the Episodes are or may be based, or from which they are, or may be adapted or inspired, or which may be or has been used or included in the Episodes including, without limitation, all scripts, scenarios, screenplays, bibles, stories, treatments, novels, outlines, books, titles, concepts, manuscripts or other properties or materials of any kind or nature in whatever state of completion and all drafts, versions and variations thereof (collectively, the "Literary Property");

(iii) All physical properties of every kind or nature of relating to the Episodes and all versions thereof, including, without limitation, all physical properties relating to the development, production, completion, delivery, exhibition, distribution or other exploitation of the Episodes, and all versions thereof or any part thereof, including, without limitations, the Literary Property, exposed film, developed film, positives, negatives, prints, answer prints, special effects, pre-print materials (including interpositives, negatives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices and all other forms of preprint elements which may be necessary or useful to produce prints or other copies or additional preprint elements, whether now known or hereafter devised), soundtracks, recordings, audio and video tapes and discs of all types and gauges, cutouts, trims and any and all other physical properties of every kind and nature relating to the Episodes in whatever state of completion, and all duplicates, drafts, versions, variations and copies of each thereof (collectively, the "Physical Properties");

(iv) All rights of every kind or nature in and to any and all music and musical compositions created for, used in or to be used in connection with the Episodes including, without limitation, all copyrights therein and all rights to perform, copy, record, re-record, produce, publish, reproduce or synchronize any or all of said music and musical compositions as well as all other rights to exploit such music including record, soundtrack recording, and music publishing rights;

(v) All collateral, allied, ancillary, subsidiary, publishing and merchandising rights of every kind and nature, without limitation, derived from, appurtenant to or related to the Episodes or the Literary Property, including, without limitation, all production, exploitation, reissue, remake, sequel, serial or series production rights by use of film, tape or any other recording devices now known or hereafter devised, whether based upon, derived from or inspired by the Episodes, the Literary Property or any part thereof; all rights to use, exploit and license others to use or exploit any and all novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature, including, without limitation, all novelization, publishing, merchandising rights and commercial tie-ups arising out of or connected with or inspired by the Episodes or the Literary Property, the title or titles of the Episodes, the characters appearing in the Episodes or said Literary Property and/or the names or characteristics of said characters, and including further, without limitation, any and all commercial exploitation in connection with or related to the Episodes, all remakes or sequels thereof and/or said Literary Property;

(vi) All rights of every kind or nature, present and future, in and to all agreements relating to the development, production, completion, delivery and exploitation of the Episodes, including, without limitation, all agreements for personal services, including the services of writers, directors, cast, producers, special effects personnel, animators, cameramen and other creative, artistic and technical staff and agreements for the use of studio space, equipment, facilities, locations, animation services, special effects services and laboratory contracts;

(vii) All insurance and insurance policies heretofore or hereafter placed upon the Episodes or the insurable properties thereof and/or any person or persons engaged in the development, production, completion, delivery or exploitation of the Episodes and the proceeds thereof;

(viii) All copyrights, rights in copyrights, interests in copyrights and renewals and extensions hereafter obtained upon the Episodes or the Literary Property or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claims under copyright, and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name of Debtor or in the name of Lender for past, present and future infringements of copyright;

(ix) All rights to produce, acquire, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize or otherwise exploit the Episodes, the Literary Property and any and all rights therein (including, without limitation, the rights referred to in subsection (iv) above) in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, including, without limitation, by projection, radio, all forms of television (including, without limitation, free, pay, toll, cable, sustaining subscription, sponsored and direct satellite broadcast), in theatres, non-theatrically, on cassettes, cartridges  and  discs  and by any  and  all  other  scientific,  mechanical  or electronic means, methods, processes or devises now known or hereafter conceived, devised or created;

(x) All rights of Debtor of any kind or nature, direct or indirect, to acquire, produce, develop, reacquire, finance, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize, or otherwise exploit the Episodes, or any rights in the Episodes, including, without limitation, pursuant to agreements between Debtor and any company controlling, controlled by, or under common control with Debtor (a "Subsidiary") which relate to the ownership, production or financing of the Episodes;

(xi) All contract rights and general intangibles which grant to any person any right to acquire, produce, develop, reacquire, finance, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize, or otherwise exploit the Episodes or any rights in the Episodes including, without limitation, all such rights pursuant to agreements between Debtor and any Subsidiary which relate to the ownership, production or financing of the Episodes;

(xii) All rent, revenues, income, compensation, products, increases, proceeds and profits or other property obtained or to be obtained from the production, release, sale, distribution, subdistribution, lease, sublease, marketing, licensing, sublicensing, exhibition, broadcast, transmission, reproduction, publication, ownership, exploitation or other uses or disposition of the Episodes and the Literary Property (or any rights therein or part thereof), in any and all media, without limitation, the properties thereof and of any collateral, allied, ancillary, merchandising and subsidiary rights therein and thereto, and amounts recovered as damages by reason of unfair competition, the infringement of copyright, breach of any contract or infringement of any rights, or derived therefrom in any manner whatsoever;

(xiii) Any and all general intangibles, contract rights, chattel paper documents, instruments and goods, including inventory (as those terms are defined in the California Commercial Code), not elsewhere included in this definition, which may arise in connection with the creation, production, completion, delivery, financing, ownership, possession or exploitation of the Episodes;

(xiv) Any and all documents, receipts or books and records, including, without limitation, documents or receipts of any kind or nature issued by a pledgeholder, warehouseman or bailee with respect to the Episodes and any element thereof;

(xv) All accounts receivable, all contracts rights, all general intangibles (as such terms are defined above) in connection with or relating to the Episodes including, without limitation, all accounts receivable, all contract rights and general intangibles constituting rights to receive the payment of money, or other valuable consideration, all receivables and all other rights to receive the payment of money including, without limitation, under present or future contracts or agreements (whether or not earned by performance), from the sale, distribution, exhibition, disposition, leasing, subleasing, licensing, sublicensing or other exploitation of the Episodes or the Literary Property or any part thereof or any rights therein or related thereto in any medium, whether now known or hereafter developed, by any means, method, process or device in any market, including Debtor's rights to receive payments thereunder, and all other rights to receive film rentals, license fees, distribution fees, producer's shares, royalties and other amounts of every description including, without limitation, from (a) theatrical exhibitors, exhibitors, television networks and stations and airlines, cable television systems, pay television operators, whether on a subscription, per program charge basis or otherwise, and other exhibitors, (b) distributors, subdistributors, lessees, sublessees, licensees and sublicensees (including any Subsidiary) and (c) any other person or entity that distributes, exhibits or exploits the Episodes or the Literary Property or elements or components of the Episodes or the Literary Property or rights relating thereto;

(xvi) All proceeds, products, additions and accessions (including insurance proceeds) of the Episodes, as defined and referred to in subsections (i) through
(xv) above; and

(xvii) The following personal property, whether now owned or hereafter acquired:
(i) the title or titles of the Episodes and all of Debtor's rights to the exclusive use thereof including rights protected pursuant to trademark, service mark, unfair competition and/or other laws, rules or principles of law or equity or industry practice, and (ii) all inventions, processes, formulae, licenses, patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, logos, indicia, corporate and company names, business source or business identifiers and renewals and extensions thereof, domestic and foreign, whether now owned or hereafter acquired, and the accompanying good will and other like business property rights relating to the Episodes, and the right (but not the obligation) to register claims under trademark or patent and to renew and extend such trademarks or patents and the right (but not the obligation) to sue in the name of Debtor or in the name of Lender for past, present or future infringement of trademark or patent;

(xviii) all other presently owned and after acquired assets and interests of the Debtor including, but not limited to accounts, contract rights, general intangibles, notes, instruments, chattel paper, machinery, equipment, furniture, fixtures, leasehold improvements, leases (real property and personal property), tax refunds, deposit accounts, cash, bank accounts, any and all avoidance rights and powers existing under the Bankruptcy Code and the proceeds and products of all of the foregoing (collectively "General Assets").

                             SECURED PROMISSORY NOTE

$100,000.00                                              Los Angeles, California
                                                         November 19,1996


     FOR VALUE RECEIVED, the undersigned, TRADEWINDS TELEVISION, LLC, a California limited liability company (the "Borrower") hereby promises to pay to AFFINITY ENTERTAINMENT, INC., a Delaware corporation (the "Lender"), or order, on the Maturity Date (as such term is defined herein) the principal sum of One Hundred Thousand Dollars ($100,000.00) or so much thereof as may be borrowed hereunder, with interest thereon in accordance with the terms set forth herein.

     The Maturity Date, unless mutually extended by Borrower and Lender, shall be the date upon which Lender makes written demand for payment to Borrower which may be made after the date which is 90 days following receipt of written notice (60 days following receipt of written notice on or after December 1, 1996) by Borrower from Lender ("Demand Notice") that Lender has determined that the conditions to the Transaction contemplated by that certain letter agreement dated September 13,1996 among Borrower, Lender and Rick Pack could not be satisfied, and the Transaction will not be consummated; provided, however, that notwithstanding the foregoing, this Note shall become immediately due and payable without any notice if either of the following conditions are not met at any time prior to the Maturity Date: (i) all payments due from Borrower to third parties with respect to the production, distribution, marketing and other exploitation of the television series "Bounty Hunters" (the "Series") are not made promptly when due or otherwise Borrower defaults in any monetary or contractual obligation relating to the Series, or (ii) Borrower shall not have
(a) provided Lender with a two (2) week cash budget of expenditures, acceptable to Lender, due with respect to the Series by the close of business on the date of the 'Demand Notice" and on each Friday thereafter, and (b) deposited in an escrow account, approved by Lender, sufficient cash to meet the monetary obligations set forth in the budget, initially for the next two (2) week period and thereafter for the next one (1) week period. Advances may be made under this Note prior to the Maturity Date on the condition that at the time of any such borrowing, such borrowing has been approved by Lender in its sole discretion regarding the use of such advances, and no Event of Default exists under the Security Agreement referred to herein, and provided further that the aggregate principal amount of all sums borrowed hereunder shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Each borrowing hereunder shall be recorded by the Lender and, prior to any transfer of this Note, shall be endorsed on the schedule annexed to this Note. The aggregate unpaid amount of principal set forth on the schedule annexed to this Note shall be presumptive evidence of the principal amount owing and unpaid on this Note. However, the failure to record any such amount on such schedule shall not limit or otherwise affect the obligations of Borrower hereunder to repay the principal amount of all advances hereunder together with interest accruing thereon. Amounts repaid hereunder may not be reborrowed.

     The undersigned promises to pay, on the Maturity Date, interest on the unpaid principal balance hereof from time to time outstanding from the date of the first disbursement hereunder until paid, at a rate per annum of eight percent (8%).

     This Note is entitled to the benefits and subject to all of the terms and conditions of the Interim Financing and Security Agreement dated September 13,1996 among Lender, Borrower and Rick Pack, as amended from time to time ("Security Agreement").

     The undersigned agrees to pay all expenses of Lender incurred in collection of this Note, including reasonable attorneys' fees in connection therewith, irrespective of whether suit is brought hereon.

     All principal and interest hereunder shall be payable in lawful money of the United States of America and shall be paid at such place as the holder hereof may from time to time designate.

     Upon the occurrence of any default in the payment of principal or interest hereunder or upon any Event of Default under the Security Agreement or any material breach of any other term or condition set forth in the Security Agreement, the principal hereof with interest accrued thereon shall become, or may be declared to be, at the option of the Lender, forthwith due and payable.

     Borrower hereby waives diligence, presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assents to extensions of time of payment, or forbearance or other indulgence without notice. The right to plead any and all statutes of limitation as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

     Borrower shall have no right to prepay all or any portion of this Note until the receipt by Borrower of the Demand Notice.


     This Note shall be governed by and be construed in accordance with the laws of the State of California.


     IN WITNESS WHEREOF, this Note has been executed and delivered at Los Angeles, California, on the date set forth above.


                                                     TRADEWINDS TELEVISION, LLC


                                                     By:________________________

                                                     Its:_______________________

                        SCHEDULE OF ADVANCES OF PRINCIPAL
================================================================================
                                                      Unpaid
                Amount of         Interest Rate      Principal         Notation
Date              Advance              (8%)           Balance          Made by
================================================================================

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